Exhibit 3
                                    ---------

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned Reporting Persons hereby agrees to the joint filing, along with all other such Reporting Persons, on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the 8% Series Preferred Stock, of Archon Corporation, and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of this 26th day of June, 2007.



                                           D. E. Shaw Laminar Portfolios, L.L.C.

                                           By: D. E. Shaw & Co., L.L.C., as
                                               managing member

                                               By: /s/ Julius Gaudio
                                                   -----------------------------
                                                   Managing Director



                                           D. E. Shaw & Co., L.L.C.

                                           By: /s/ Julius Gaudio
                                               ---------------------------------
                                               Managing Director



                                           D. E. Shaw & Co., L.P.

                                           By: /s/ Julius Gaudio
                                               ---------------------------------
                                               Managing Director



                                           David E. Shaw

                                           By: /s/ Julius Gaudio
                                               ---------------------------------
                                               Attorney-in-Fact for
                                               David E. Shaw